UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. )

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BOXWOODS, INC.

 (Name of Registrant as Specified In Its Charter)

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BOXWOODS, INC.

850 Third Avenue, Suite 1801, New York, NY, 10022

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

__________________________________________

April 17, 2009

Dear Stockholders:

The purpose of this letter and the enclosed Information Statement is to inform you that stockholders holding a majority of our outstanding common stock have executed written consents in lieu of a meeting to approve:

Item 1: An amendment to our Certificate of Incorporation (the “Amendment”) to:

o

change our name to "Duke Mining Company, Inc., (the “Name Change”); and

o

to increase the number of authorized shares of common stock we may issue from 25,000,000 to 500,000,000 and increase the authorized number of preferred stock we may issue from 1,000,000 to 25,000,000 (the "Share Increase").

Item 2: The adoption of our Equity Incentive Plan (the "Plan") pursuant to which up to an aggregate of 3,500,000 shares of our common stock shall be reserved for issuance to employees and non-employee directors of and consultants to the Company in connection with their retention and/or continued employment by the Company.

On April 13, 2009, our board of directors and stockholders holding approximately 93% of our outstanding common stock executed written consents approving the Amendment and the adoption of the Plan. The consents we have received constitute the only stockholder approval required for the Amendment and the adoption of the Plan under Delaware corporate law and our existing Certificate of Incorporation and Bylaws. Pursuant to Rule 14c-2 of the Securities Exchange Act, stockholder approval of these amendments will not become effective before May 19, 2009, which is approximately 21 calendar days after April 28, 2009, the date we first mailed the Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of holders of a majority of our outstanding common stock approves the Amendment and adoption of the Plan satisfies all applicable stockholder voting requirements, we are not asking you for a proxy; please do not send us one. We are furnishing the Information Statement to you solely to inform you of the approval of the Amendment and the adoption of the Plan by holders of a majority of our outstanding common stock. Section 228 of the Delaware General Corporation Law requires that we notify you of these approvals because they were obtained by written consent of stockholders in lieu of a meeting. This letter and the Information Statement are intended to provide such notice. No action is required by you.

The Information Statement is for information purposes only — Please read it carefully.

April 17, 2009	By Order of the Board of Directors

/s/ DARREN MILES
Darren Miles
Chief Executive Officer

BOXWOODS, INC.

850 Third Avenue, Suite 1801, New York, NY, 10022

INFORMATION STATEMENT

April 17, 2009

COPIES OF COMMUNICATIONS TO:

Anslow & Jaclin, LLP

Attn: Gary S. Eaton, Esq.

195 Route 9 South, Suite 204

Manalapan, New Jersey 07726

Phone: 732-409-1212

Fax: 732-577-1188

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about April 28, 2009, to the stockholders of record of Boxwoods, Inc., at the close of business on March 31, 2009 (the “Record Date”). This information statement is being sent to you for information purposes only. No action is requested or required on your part. This information statement constitutes notice to our stockholders of corporate action by stockholders without a meeting, as required by Section 228 of the Delaware General Corporation Law.

This information statement is being furnished to you to inform you that holders of shares representing a majority of the voting power of shares of our securities have adopted, by written consent, resolutions authorizing us to amend and restate Certificate of Incorporation (the “Amendment”) and to approve the adoption of our Equity Incentive Plan (the “Plan).

We will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (646) 218-1400. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Voting Securities

The approval of the Amendment and adoption of the Plan requires the consent of the holders of a majority of the outstanding shares of common stock entitled to vote. Approval of the Amendment and adoption of the Plan were obtained by written consent of the stockholders rather than at a duly called meeting of stockholders. On April 13, 2009, Duke Mining Acquisition LLC holding 4,400,000 shares of our common stock and Harborview Master Fund, L.P., holding 4,999,500 shares of our common stock (collectively the "Consenting Holders") which represents approximately 93% of our outstanding voting securities delivered a written consent to us adopting the proposals set forth herein. No consideration was paid for the consent.

Dissenters’ Right Of Appraisal

Under Delaware law and our Certificate of Incorporation and By-laws, no stockholder has any right to dissent to the proposed Amendment or adoption of the Plan, and no stockholder is entitled to appraisal of or payment for their shares of our stock.

APPROVAL OF THE AMENDMENT

(Item 1)

General

The actions to amend the Company’s Certificate of Incorporation are described below. A copy of the Amended and Restated Certificate of Incorporation effecting the changes approved by our Board and the Consenting Holders is attached to this Information Statement as Exhibit A.

APPROVAL OF THE AMENDMENT TO CHANGE THE NAME OF THE COMPANY

Our Board of Directors and the Consenting Holders have approved the change of our corporate name from “Boxwoods, Inc.” to “Duke Mining Company, Inc.” by means of an amendment to our Certificate of Incorporation. The approval to amend our Certificate of Incorporation to effect the Name Change was approved by our Board and the Consenting Holders on April 13, 2009. Accordingly, we have secured the necessary authorization for the Certificate of Amendment as required by Section 242 of the DGCL.

Reason for the Name Change

The Board authorized the Name Change with the primary intent of reflecting our new business plan upon completion of the Share Exchange Agreement entered into on March 26, 2009 by and among the Company, Harborview Master Fund L.P. (“Harborview”), and Duke Mining Acquisition LLC. The Company believes that effecting the Name Change would be in the Company’s and our stockholders’ best interests as it reflects the Company’s new operations.

Effect of the Name Change

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Our stock symbol, which is currently "BXWD.OB," and our CUSIP number will both change as a result of our name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.

Effect On Authorized Shares

As of March 31, 2009, our authorized capital stock consisted of 25,000,000, $0.0001 par value per share of common stock and 1,000,000 shares of preferred stock, $0.0001 par value per share, but the authorized number of shares of common stock will be increased to 500,000,000 and we will have authorized 25,000,000 shares of preferred stock. (see ‘‘Share Increase" below).

APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The approval to amend our Certificate of Incorporation to effect the Share Increase was approved by our Board and the Consenting Holders on April 13, 2009. Accordingly, we have secured the necessary authorization for the Amendment as required by Section 242 of the DGCL.

The Share Increase

We are currently authorized by our Certificate of Incorporation to issue 25,000,000 shares of common stock, $0.0001 par value per share and 1,000,000 shares of preferred stock, $0.0001 par value per share. Pursuant to the Amendment we will increase the number of shares we are authorized to issue to 500,000,000 shares of common stock, $0.0001 par value per share and 25,000,000 shares of preferred stock, $0.0001 par value per share. As of the date the Amendment was approved by our Board and the Consenting Holder, there were 10,100,000 shares of our common stock issued and outstanding.

Effective Date of the Share Increase

The Effective Date of the Share Increase (the ‘‘Effective Date’’) will be 5:00 p.m. Eastern Time on the date the Amended and Restated Certificate of Incorporation is accepted and recorded by the Delaware Secretary of State in accordance with Section 103 of the DGCL, which is anticipated to be on or after May 19, 2009, but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

Reasons for the Share Increase

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as the Board determines. The Board believes that the Share Increase will afford the Company greater flexibility in seeking capital and potential acquisition targets. The Board has no immediate plans, understandings, agreement or commitments to issue shares of Common Stock for any purposes.

Effect of the Share Increase

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti-takeover effect. The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock. It may also adversely affect the market price of our common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

APPROVAL OF THE ADOPTION OF THE COMPANY’S

EQUITY INCENTIVE PLAN

(ITEM 2)

The Plan was approved by our Board and the Consenting Holder on April 13, 2009. Accordingly, we have secured the necessary authorization for the Plan as required by Section 242 of the DGCL. You are hereby being provided with notice of the approval of the Plan. The Plan is attached to this Information Statement as Exhibit A.

Purpose of the Plan

The Board of Directors approved the Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants.

Summary of The Plan

The principal terms and provisions of the Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the Plan and is qualified in its entirety by reference to the full text of the Plan, which is appended as Exhibit A to this Information Statement.

Types of Awards

Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and awards may be granted under the Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Number of Shares

Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the Plan would be 3,500,000.

Administration

The Plan will be administered by the Compensation Committee of the Board of Directors which shall comprise at least 2 directors. If there is no Compensation Committee, the Plan shall be administered by the Board of Directors.

Eligibility

Grants under the Plan may only be made to Employees as defined in the Plan. Employees may include the Company’s Board of Directors or independent contractors providing services to the Company.

Adjustments

In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Plan, in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement

Transferability

An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Compensation Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution. Certain exceptions exist for an award holder to transfer their holdings into a trust as more specifically detailed in the Plan.

Termination of Service

Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least ninety (90) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least twelve (12) months if the Optionee’s Service terminates due to death or Disability.

 Amendment and Termination

The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors and written consent of the majority shareholders of the Company. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date as determined by the Board of Directors. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

Unless sooner terminated pursuant to the terms of the Plan, the Plan will terminate on April 13, 2019.

Federal Income Tax Aspects of the Plan

The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options

A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options

A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

Awards Under the Plan

No awards have been made or granted to any officer or director under the Plan as of the date of this Information Statement.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the certificate of incorporation which is not shared by all other holders of the Company’s common stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Common Stock

As of the Record Date, there were 25,000,000 million shares of common stock authorized with a stated par value of $0.0001 per share, of which 10,100,000 shares were issued and outstanding. Immediately following approval of the Share Increase there will be 500,000,000 million shares of common stock authorized, of which 10,100,000 will be issued and outstanding and 489,900,000 will be authorized but unissued. The holders of shares of common stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders. The holders of shares of common stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of the outstanding shares of preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the board of directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware General Corporation Law and will be determined by the board of directors. In addition, the payment of any such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

 Preferred Stock

As of the Record Date, there were1,000,000 million shares of preferred stock authorized with a stated par value of $0.0001 per share, of which no shares were issued and outstanding. Immediately following approval of the Share Increase there will be 25,000,000 million shares of common stock authorized, of which no shares will be issued and outstanding.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company common stock as of April 28, 2009 immediately prior to the filing of this Information Statement, with respect to: (1) each person known by the Registrant to beneficially own 5% or more of the outstanding shares of common stock, (2) each of the Company’s current directors, (3) each of the Company’s current executive officers and (4) all current directors and officers as a group. Except as noted, each person set forth below has sole voting and investment control over the shares reported.

Common Stock Beneficially Owned
Named executive officers and directors:	Number of Shares beneficially owned		Percentage of class beneficially owned
Harborview Master Fund, L.P. (1) (2) Harbor House Waterfront Drive Road Town, Tortola British Virgin Islands	4,999,500	(4)	49.505%

Duke Mining Acquisition, LLC (2) 3001 Knox Street, Suite 403 Dallas, TX 75205	4,400,000	(5)	43.565%

All directors and executive officers as a group	9,399,500		94%

———————

(1)

Richard Rosenblum and David Stefansky are principals of the general partner of Harborview and have voting control and investment discretion over the shares held by Harborview. Mr. Rosenblum is a director of the Company. Mr. Stefansky was a director of the Company. Both Mr. Rosenblum and Mr. Stefansky disclaim beneficial ownership of the shares of the Company held by Harborview.

(2)

Darren Miles is President and CEO of Duke Mining Acquisition LLC and President, CEO, CFO, Principal Accounting Officer, Treasurer and Director of the Company. Mr., Miles has voting control and investment discretion over the shares held by Duke Acquisition. Mr. Miles disclaims beneficial ownership of the shares of the Company held by Duke Acquisition.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Amendment.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain "forward-looking" statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

As we obtained the requisite stockholder vote for the Amendment described in this information statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

Exhibit A

Amended and Restated Certificate of Incorporation.

 Exhibit B

Duke Mining Equity Incentive Plan

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DUKE MINING COMPANY, INC.

This Amended and Restated Certificate of Incorporation of Duke Mining Company, Inc., was duly adopted in accordance with the provisions of Sections 141, 242 and 245 of the Delaware General Corporation Law (the “DGCL”). The original Certificate of Incorporation was filed on April 28, 2003 under the name Somebox, Inc. On October 4, 2006, with authorization of the Board of Directors and of the Purchasers, representing 99% of the outstanding shares of the Company’s common stock, an amendment to the Company’s certificate of incorporation was filed in the office of the Secretary of State of Delaware, changing the Company’s name to Boxwoods, Inc. The text of the Company’s Certificate of Incorporation as heretofore amended is hereby restated and further amended to read in its entirety as follows:

 FIRST: The name of the Corporation is Duke Mining Company, Inc.

 SECOND: The Corporation’s registered office in the State of Delaware is located at 2711 Centerville Road Suite 400, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is Corporation Service Company.

 THIRD: The nature of the business and the objects and purposes to be transacted, promoted and carried on are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

 FOURTH:

A.   CAPITAL STOCK. Effective upon the filing of this Certificate of Incorporation, the total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 525,000,000 shares, which shall be as follows: (i) 500,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”); (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share.

B.   DESIGNATIONS AND RIGHTS. The designations and the powers, preferences and relative, participating, optional or other rights of the capital stock and the qualifications, limitations or restrictions thereof are as follows:

1.  Common Stock.

a.  Voting Rights. Except as otherwise provided by law, each share of Common Stock shall entitle the holder thereof to one vote in any matter that is submitted to a vote of stockholders of the Corporation.

b.  Dividends. Subject to the express terms of the Preferred Stock outstanding from time to time, such dividend or distribution as may be determined by the board of directors of the Corporation (the “Board of Directors”) may from time to time be declared and paid or made upon the Common Stock out of any source at the time lawfully available for the payment of dividends, and all such dividends shall be shared equally by the holders of Common Stock on a per share basis.

 c.  Liquidation. The holders of Common Stock shall be entitled to share ratably, upon any liquidation, dissolution or winding up of the affairs of the Corporation (voluntary or involuntary), all assets of the Corporation which are legally available for distribution, if any, remaining after payment of all debts and other liabilities and subject to the prior rights of any holders of Preferred Stock of the preferential amounts, if any, to which they are entitled.

2.  Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series. Except as provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock or as otherwise provided herein, the shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes.

 FIFTH: Board of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, a board of directors consisting of not less than five (5) nor more than nine (9) directors. The exact number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors in office at the time of adoption of such resolution.

The directors shall be divided into three classes, Class I, Class II and Class III, with each class having as equal a number of members as reasonably possible. The initial term of office of the Class I, Class II and Class III directors shall expire at the annual meeting of stockholders in 2009, 2010 and 2013, respectively. Beginning in 2009, at each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a one-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes by the Board of Directors so as to maintain the number of directors in each class as nearly equal as is reasonably possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director, even though such decrease may result in an inequality of the classes until the expiration of such term. A director shall hold office until the annual meeting of stockholders in the year in which his or her term expires and until his or her successor shall be elected and qualified subject, however, to prior death, resignation, retirement or removal from office. At all times that the Corporation is Listed, directors may only be removed for cause and only by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Voting Power, except as otherwise required by law. As used herein: (i) the Corporation is “Listed” when shares of its common stock are listed on a national securities exchange (including the New York Stock Exchange, American Stock Exchange and NASDAQ, but not including the OTC Bulletin Board or the “pink sheets”); and (ii) “Voting Power” means the voting power of shares of capital stock of the Corporation entitled to vote generally in the election of directors at an annual or special meeting of stockholders. Except as required by law or the provisions of this Certificate of Incorporation, all vacancies on the Board of Directors and newly-created directorships shall be filled by the Board of Directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

 SIXTH:

A.   Written Consent. Any corporate action required or permitted to be taken by the stockholders of the Corporation may be effected in any manner permitted by the DGCL, including by consent in writing by the holders of outstanding stock pursuant to Section 228 of the DGCL; provided, however, that at all times that the Corporation is Listed, any corporate action required or permitted to be taken by the stockholders of the Corporation shall be effected only at an annual or special meeting of stockholders of the Corporation.

B.   Special Meetings. Special meetings of the stockholders of the Corporation may be called, upon not less than ten (10) nor more than sixty (60) days’ written notice, only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer of the Corporation, or (iii) the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors.

 SEVENTH:

 A.   Amendment of By-Laws. In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-laws of the Corporation (“By-laws”). The By-laws may be altered, amended, or repealed, or new By-laws may be adopted, by the Board of Directors in accordance with the preceding sentence or by the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) (a majority, if the Corporation is not then Listed) of the Voting Power, provided that if such alteration, amendment, repeal or adoption of new By-laws is effected at a duly called special meeting, notice of such alteration, amendment, repeal or adoption of new By-laws is contained in the notice of such special meeting. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at all times that the

Corporation is Listed, the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the Voting Power shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, this Article SEVENTH.

B.   Election of Directors. Elections of Directors need not be by written ballot unless the By-laws shall so provide.

C.   Meetings of Stockholders. Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide.

D.   Books of Corporation. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws may provide or as may be designated from time to time by the Board of Directors.

 EIGHTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

 NINTH: The Board of Directors may adopt a resolution proposing to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at all times that the Corporation is Listed, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Voting Power shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, Article Sixth, Seventh, Ninth or Tenth of this Certificate of Incorporation.

 TENTH:

A.   Indemnification of Officers and Directors: The Corporation shall:

 (a)   indemnify, to the fullest extent permitted by the DGCL, any present or former director of the Corporation, and may indemnify any present or former officer, employee or agent of the Corporation selected by, and to the extent determined by, the Board of Directors for indemnification, the selection and determination of which may be evidenced by an indemnification agreement, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful; and

 (b)   indemnify any present or former director of the Corporation, and may indemnify any present or former officer, employee or agent of the Corporation selected by, and to the extent determined by, the Board of

Directors for indemnification, the selection and determination of which may be evidenced by an indemnification agreement, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; and

 (c)   indemnify any present or former director of the Corporation, and may indemnify any present or former officer, employee or agent of the Corporation selected by, and to the extent determined by, the Board of Directors for indemnification, the selection and determination of which may be evidenced by an indemnification agreement, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, to the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section (a) or (b) of this Article TENTH, or in defense of any claim, issue or matter therein; and

(d)   make any indemnification under Section (a) or (b) of this Article TENTH (unless ordered by a court) only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent of the Corporation is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section (a) or (b) of this Article TENTH. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even if less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders of the Corporation; and

(e)   pay expenses (including attorneys’ fees) incurred by a present or former director, or by any present or former officer, employee or agent of the Corporation selected for indemnification by the Board of Directors in accordance with Section (a) or (b) of this Article TENTH, in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in Article TENTH herein; and

(f)   not deem the indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article TENTH exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the By-laws, any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position; and

(g)   have the right, power and authority to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article TENTH and the DGCL; and

(h)   continue the indemnification and advancement of expenses provided by, or granted pursuant to, Article TENTH herein, unless otherwise provided when authorized or ratified, as to a person who has ceased to be a director, officer, employee or agent of the Corporation, and the indemnification and advancement of expenses provided by, or granted pursuant to this Article TENTH shall inure to the benefit of the heirs, executors and administrators of such a person; and

The provisions of this Article TENTH shall be treated as a contract between the Corporation and each director, or appropriately designated officer, employee or agent, who serves in such capacity at any time while this Article TENTH is in effect, and any repeal or modification of this Article TENTH shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts; provided, however, that the provisions of this Article TENTH shall not be treated as a contract between the Corporation and any directors, officers, employees or agents of any other corporation (the “Second Corporation”) that shall merge into or consolidate with the Corporation where the Corporation shall be the surviving or resulting corporation, and any such directors, officers, employees or agents of the Second Corporation, in their capacity as such, shall be indemnified only at the discretion of the Board of Directors.

B.   Elimination of Certain Liability of Directors: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize the further elimination or limitation of liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article TENTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by its Chief Executive Officer on April, ______, 2009.

DUKE MINING COMPANY, INC.

By:
Name: Its:

EXHIBIT B

DUKE MINING COMPANY, INC.

EQUITY INCENTIVE PLAN

1.

Purpose. The purpose of the plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Duke Mining Company, Inc., a Delaware corporation (the “Company”), by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22.

2.

Shares Subject to the Plan; Per-Person Award Limitation.

2.1

Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be Three Million Five Hundred Thousand (3,500,000) Shares. Subject to Sections 2.2 and 17, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or (c) are subject to an Award that otherwise terminates without Shares being issued. Subject to Sections 2.2 and 17, in no event shall the aggregate number of Shares that may be issued pursuant to incentive stock options exceed Three Million Five Hundred Thousand (3,500,000) Shares.

2.2

Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws.

2.3

Individual Award Limitation. Notwithstanding any other provision in this Plan, and in addition to any requirements of this Plan, the maximum number of Shares granted hereunder to any one Participant may not exceed twenty percent (20%) of the total Shares subject to the Plan (subject to adjustments as provided in Sections 2.2 and 17 hereof).

3.

Eligibility.

3.1

General. All Awards set forth herein may be granted to employees, officers, directors, consultants and advisors of the Company or Affiliate of the Company, provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

(a) Non-employee members of the Board shall be granted a yearly Award valued at $25,000. The Award may be granted in the form of an Option, Restricted Stock or any combination therof.

4.

Administration.

4.1

Compensation Committee. The Plan shall be administered by the Board or by a committee ("Committee") appointed by the Board. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for “outside directors” of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. Any determination made by the Board or the Committee with respect to any Award shall be made in their sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.

4.2

Committee Authority. Subject to the general purposes, terms and conditions of the Board, the Committee shall have full power to implement and carry out the Plan. The Board or the Committee may delegate to one or more officers of the Company the authority to make recommendations to grant an Award under the Plan to Participants who are not Insiders of the Company. The Board or the Committee shall have the authority to:

(a)

construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)

recommend to the Board amendments to the rules and regulations relating to the Plan;

(c)

select the persons to receive Awards;

(d)

determine the form and terms of Awards;

(e)

determine the number of Shares or other consideration subject to Awards;

(f)

determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or Affiliate of the Company;

(g)

determine the granting of certain waivers of Plan or Award conditions;

(h)

determine the conditions concerning the vesting, exercisability and payment of Awards;

(i)

recommend to the Board such matters so as to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)

determine whether an Award has been earned; and

(k)

make all other determinations necessary or advisable for the administration of the Plan.

4.3

Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.

4.4

Address of Committee. The Committee’s address to which any correspondence or notifications may be sent or given is:

Duke Mining Company, Inc.

850 Third Avenue, Suite 1801

New York, NY, 10022

5.

Options. The Board or the Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSO”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1

Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2

Date of Grant. The date of grant of an Option shall be the date on which the Board or the Committee makes the determination to grant such Option, unless otherwise specified by the Board or the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3

Exercise Period. Options shall be exercisable within the times or upon the events determined by the Board or the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Shareholder”) shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Board or the Committee also may provide for the Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4

Exercise Price. The Exercise Price shall be determined by the Board or the Committee when the Option is granted and may not be less than the par value of a Share on the date of grant provided that: (i) the Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of any option granted that the Board or Committee intends to qualify under Section 162(m) of the Code, shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of the Plan.

5.5

Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Board or the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6

Termination. Unless otherwise set forth in the Stock Option Agreement, the exercise of an Option shall be subject to the following:

(a)

 If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

(b)

 If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NQSO.

5.7

Limitations on Exercise. The Board or Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8

Modification, Extension or Renewal. The Board or the Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Board or the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.9

No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.

Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1

Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Board or the Committee, shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

6.2

Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Board or the Committee on the date the Restricted Stock Award is granted but shall in no event less than the par value of the Shares. Payment of the Purchase Price may be made in accordance with Section 7 of the Plan.

6.3

Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Board or the Committee may impose. The Board or the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Board or the Committee may determine. Restricted Stock Awards that the Board or the Committee intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one (1) or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Board or the Committee. Such performance measures shall be established by the Board or the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock award is made; and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

7.

Payment For Share Purchases.

7.1

Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board or the Committee and where permitted by law:

(a)

by cancellation of indebtedness of the Company to the Participant;

(b)

by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;

(c)

by waiver of compensation due or accrued to Participant for services rendered;

(d)

by tender of property;

(e)

with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at the prime rate of the Company’s principal lender, and (4) contain such other terms as the Committee in its sole discretion shall reasonably require;

(f)

by a “cashless exercise” in which Shares which would otherwise be delivered upon exercise of the Option may be used to satisfy the payment of the exercise price of the Option, in accordance with the following formula:

X = Y (A-B)

A

Where:

X = the number of Shares to be issued to Optionee.

Y = the number of Shares purchasable under the amount of the Option being exercised

A = the per Share Fair Market Value

B = the per Share Exercise Price of the Option

(g)

with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

(h)

by any combination of the foregoing.

If the Exercise Price or purchase price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

8.

Withholding Taxes.

8.1

Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2

Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board or the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board or the Committee and shall be subject to the following restrictions:

(a)

the election must be made on or prior to the applicable Tax Date;

(b)

once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

(c)

all elections shall be subject to the consent or disapproval of the Committee;

(d)

if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company’s quarterly or annual summary statement of sales or earnings; and

(e)

in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

9.

 Privileges of Stock Ownership. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

10.

Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

11.

Restrictions on Shares. At the discretion of the Board or the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

12.

Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Board or the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

13.

Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Board or the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board or the Committee respectively, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board or the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

14.

Exchange and Buy out of Awards. The Board or the Committee, may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Company may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Company and the Participant shall agree.

15. Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other Issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

16.

No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or Affiliate of the Company or limit in any way the right of the Company or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

17.

Corporate Transactions.

17.1

Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than any transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), all outstanding Awards may, to the extent permitted by applicable law, be replaced by the successor corporation (if any) with Awards of equivalent value, which replacement shall be binding on all Participants. In the alternative, substantially similar consideration may be provided to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

17.2

Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

17.3

Assumption of Awards by the Company. The Company, from time to time, also may grant Awards identical to awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by granting an Award under the Plan in replacement of such other company’s award. Such replacement shall be permissible if the holder of the replaced award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company grants Awards identical to an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code).

18.

Adoption and Shareholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

19.

Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval of the Plan.

20.

Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that: (a) the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and (b) no outstanding Award shall be deemed effected by such amendment without the advance written consent of the Participant(s) holding such outstanding Award(s) at the time of the proposed termination or amendment.

21.

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.

Definitions. As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan, including any Option or Restricted Stock.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee appointed by the Company's Compensation Committee (said Compensation Committee itself being first appointed by the Company's Board).

“Company” means Duke Mining Company, Inc., a Delaware corporation, or any successor company.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Disinterested Person” means a director who has not, during the period that person is a member of the Committee and for one (1) year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(I) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)

if such Common Stock is then quoted on the Nasdaq market, its last reported sale price on the Nasdaq market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b)

if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c)

if such Common Stock is publicly traded but is not quoted on a Nasdaq market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(d)

if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.

“Plan” means this Duke Mining Company, Inc. Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or advisor, to the Company or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

EXERCISE NOTICE

Duke Mining Company, Inc.

850 Third Avenue, Suite 1801

New York, NY, 10022

Attention: Stock Option Plan Administrator

1.

Exercise of Option. Effective as of today, ___________, ____, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase ________ shares of the Common Stock (the "Shares") of Duke Mining Company, Inc. (the "Company") under and pursuant to the Duke Mining Company, Inc. Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement").

2.

Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.

Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.

Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.

5.

Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.

Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7.

Withholding Taxes. There may be a regular federal income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee, the Company will be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.

Governing Law. This Exercise Notice is governed by the internal substantive laws of the state of Delaware.

9.

Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	Duke Mining Company, Inc.

By:
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Title:
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